Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668

ROUNDHILL ACQUIRERS DEEP VALUE ETF
(the “Fund”)

Supplement dated October 9, 2020 to the
Summary Prospectus dated June 22, 2020 and
Prospectus dated December 31, 2019, as previously supplemented

Effective October 23, 2020, the methodology for the Fund’s underlying index will change from a focus on large-capitalization stocks to small-capitalization stocks. As a result of such changes, effective October 23, 2020, the first paragraph of the section entitled “Principal Investment Strategy — Acquirers Deep Value Index” is revised to read as follows:
Acquirers Deep Value Index
The Index was established in 2020 by Acquirers Funds LLC (the “Index Provider”) and tracks the performance of a portfolio of 100 of the most undervalued, fundamentally strong stocks drawn from the smallest 75% of stocks listed in the United States by market capitalization meeting certain liquidity thresholds. The Index identifies potentially undervalued stocks by using The Acquirer’s Multiple®, which is a valuation metric developed and published in 2014 by Tobias Carlisle, Managing Member of the Index Provider. The initial universe of stocks is then valued holistically—assets, earnings, and cash flows are examined—in accordance with the Index methodology to understand the economic reality of each stock. Each stock is then ranked on the basis of such valuation. Potential components are further evaluated using statistical measures of fraud, earnings manipulation, and financial distress. Each potential component is then examined for a margin of safety in three ways: (a) a wide discount to a conservative valuation, (b) a strong, liquid balance sheet, and (c) a robust business capable of generating free cash flows. Finally, a forensic-accounting due diligence review is performed, in accordance with the Index methodology, with respect to each remaining potential component’s financial statements, particularly with respect to the notes and management’s discussion and analysis. The Index is formed from the 100 highest ranked components that pass each stage. Each stock will be weighted to approximately 1% of the Index value at the time of each quarterly reconstitution of the Index.
Also effective October 23, 2020, the following information supplements the section entitled “Principal Investment Risks”:
•Market Capitalization Risk.
•Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.